                           THE BUTTONWOOD FUNDS, INC.


                                POWER OF ATTORNEY


         Rudolph C. Sander, whose signature appears below, does hereby constitute and appoint Richardson T. Merriman and Barbara S. Wood, and either of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable The Buttonwood Funds, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Company's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as Chairman of the Company such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


                                                  /s/Rudolph C. Sander
                                                  ---------------------
                                                 Rudolph C. Sander

Date: 9-6-00

                           THE BUTTONWOOD FUNDS, INC.


                                POWER OF ATTORNEY


         Margaret M. Healy, whose signature appears below, does hereby constitute and appoint Richardson T. Merriman and Barbara S. Wood, and either of them, her true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable The Buttonwood Funds, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Company's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

                                                        /s/Margaret M. Healy
                                                        ---------------------
                                                        Margaret M. Healy

Date: 9-6-2000

                           THE BUTTONWOOD FUNDS, INC.


                                POWER OF ATTORNEY


         Collin F. McNeil, whose signature appears below, does hereby constitute and appoint Richardson T. Merriman and Barbara S. Wood, and either of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable The Buttonwood Funds, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Company's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


                                                 /s/Collin F. McNeil
                                                 -------------------
                                                 Collin F. McNeil


Date: 9-7-00

                           THE BUTTONWOOD FUNDS, INC.


                                POWER OF ATTORNEY


         Charles E. Mather, III, whose signature appears below, does hereby constitute and appoint Richardson T. Merriman and Barbara S. Wood, and either of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable The Buttonwood Funds, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Company's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

                                                 /s/Charles E. Mather, III
                                                 -------------------------
                                                 Charles E. Mather, III

Date: 9-6-00

                           THE BUTTONWOOD FUNDS, INC.


                                POWER OF ATTORNEY


         Barbara S. Wood, whose signature appears below, does hereby constitute and appoint Richardson T. Merriman her true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable The Buttonwood Funds, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Company's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as Treasurer of the Company such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


                                                         /s/Barbara S. Wood
                                                         -------------------
                                                         Barbara S. Wood

Date: 9-6-00